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                                                                    EXHIBIT 23.1

                     CONSENT OF T.J. SMITH & COMPANY, INC.

  We hereby consent to the use of our report dated February 16, 2000 regarding Torch Energy Royalty Trust and to reference to our firm included in this Form 10-K.


                                             T.J. SMITH & COMPANY, INC.



                                             By:  /s/ Timothy Smith , P.E.
                                                  ----------------------------

Houston, Texas
March 27, 2000